                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:

[ ] Preliminary Proxy Statement


[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               AUGMENT SYSTEMS, INC.
                 (Name of Registrant as Specified In Its Charter)

                               AUGMENT SYSTEMS, INC.
                    (Name of Person(s) Filing Proxy Statement)

   PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
   [X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                             AUGMENT SYSTEMS, INC.
                                 2 ROBBINS ROAD
                         WESTFORD, MASSACHUSETTS 01886
                                  978-392-8626

                            ------------------------

Dear Stockholder:


     You are cordially invited to attend the Special Meeting in lieu of the Annual Meeting of Stockholders of AUGMENT SYSTEMS, INC. (the "Company") to be held at 10:00 A.M. on June 29, 1998, at the offices of the Company, 2 Robbins Road, Westford, Massachusetts 01886 (the "Meeting").


     At the Meeting, you will be asked (i) to elect members of the Board of Directors of the Company; (ii) to ratify the appointment of BDO Seidman LLP as the Company's independent public accountants; (iii) to approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 50,000,000; (iv) to approve an amendment to the Company's 1995 Stock Option Plan to increase the number of shares authorized for issuance under the Plan to 4,800,000; (v) to approve, in compliance with the corporate governance requirements of The Nasdaq Stock Market, the issuance by the Company of up to 10,000,000 shares of Common Stock representing more than 20% of the currently outstanding voting power of the Company; and (vi) to approve an amendment to the Restated Certificate of Incorporation to adopt a 1 for 3 reverse stock split of the Company's issued and outstanding Common Stock. Details of the matters to be considered and acted upon by the stockholders at the Meeting are contained in the Proxy Statement.

     The Board of Directors of the Company encourages your participation in the Company's electoral process and, to that end, solicits your proxy. Please complete, date and sign the Proxy Card and return it promptly in the enclosed envelope. If you attend the Meeting, you may vote in person, and if you have previously returned your proxy, you may vote in person by revoking the returned proxy.

                                          Sincerely,


                                          Laurence S. Liebson

                             AUGMENT SYSTEMS, INC.
                                 2 ROBBINS ROAD
                         WESTFORD, MASSACHUSETTS 01886
                                  978-392-8626
                            ------------------------

                     NOTICE OF A SPECIAL MEETING IN LIEU OF
                            THE 1998 ANNUAL MEETING
                                OF STOCKHOLDERS

                                 JUNE 29, 1998


To the Stockholders of
Augment Systems, Inc.:


     Notice is hereby given that a Special Meeting in lieu of the 1998 Annual Meeting of Stockholders of Augment Systems, Inc. (the "Company") will be held on June 29, 1998 at 10:00 A.M. local time at the offices of Augment Systems, Inc., 2 Robbins Road, Westford, Massachusetts 01886, for the following purposes:


          1. To elect Directors to hold office until the next annual meeting and until their successors are duly elected and qualified.

          2. To ratify the appointment of BDO Seidman LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998.

          3. To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 50,000,000.

          4. To approve an amendment to the Company's 1995 Stock Option Plan to increase the number of shares authorized for issuance under the Plan to 4,800,000.

          5. To approve, in compliance with the corporate governance requirements of The Nasdaq Stock Market, Inc., the issuance by the Company of up to 10,000,000 shares of Common Stock representing more than 20% of the currently outstanding voting power of the Company.

          6. To approve an amendment to the Restated Certificate of Incorporation to adopt a 1 for 3 reverse stock split of the Company's issued and outstanding Common Stock.

          7. Such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record of the Company's Common Stock at the close of business on June 12, 1998 will be entitled to vote at the Special Meeting in lieu of the 1998 Annual Meeting and any adjournment thereof. All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors

                                          DUANE A. MAYO
                                          Secretary

Westford, Massachusetts

June 17, 1998


HOLDERS OF RECORD OF COMMON STOCK AS OF THE RECORD DATE ARE URGED TO VOTE, SIGN, DATE AND RETURN THEIR PROXIES IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. HOLDERS OF RECORD OF THE COMMON STOCK AS OF THE RECORD DATE WHO DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON MAY REVOKE THEIR PROXIES.

                             AUGMENT SYSTEMS, INC.
                                 2 ROBBINS ROAD
                         WESTFORD, MASSACHUSETTS 01886
                                  978-392-8626

                     PROXY STATEMENT FOR A SPECIAL MEETING
                       IN LIEU OF THE 1998 ANNUAL MEETING
                           OF STOCKHOLDERS TO BE HELD

                                 JUNE 29, 1998



     This Proxy Statement and the enclosed proxy card are being furnished to stockholders of Augment Systems, Inc. (the "Company"), a Delaware corporation, in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Company's Special Meeting in lieu of the 1998 Annual Meeting of Stockholders to be held on Monday, June 29, 1998 at 10:00 A.M. local time at the offices of the Company, 2 Robbins Road, Westford, Massachusetts 01886, and at any adjournments thereof (the "Meeting"). This Proxy Statement and the enclosed proxy card are first being mailed or otherwise furnished to stockholders of the Company on or about June 17, 1998. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company.



     The close of business on June 12, 1998 has been established as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. As of the Record Date, there were issued and outstanding 11,898,952 shares of Common Stock of the Company. Holders of shares of Common Stock are entitled to one vote for each share owned at the Record Date on all matters to come before the Meeting and any adjournments thereof. The presence in person or by proxy of holders of a majority of the shares of Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business. Shares owned by a stockholder submitting a proxy card but abstaining from voting on any proposal are counted in the number of shares present in person or represented by proxy for purposes of determining whether that proposal has been approved. Shares held but not voted by brokers are counted only for purposes of determining whether a quorum is present at the Meeting.


     Proxies may be solicited by Directors, officers and employees of the Company by mail, by telephone, in person or otherwise. No such person will receive additional compensation for such solicitation. In addition, the Company will request banks, brokers, and other custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of Common Stock and obtain voting instructions from such beneficial owners. The Company will reimburse those firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions. The Annual Report to Stockholders for the fiscal year ended December 31, 1997 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part hereof.

     When the proxy card of a stockholder is duly executed and returned, the shares represented thereby will be voted in accordance with the voting instructions given on the proxy by the stockholder. If no such voting instructions are given on a proxy card with respect to one or more proposals, the shares represented by that proxy card will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other proposals which may properly come before the Meeting. Stockholders may revoke their proxies at any time prior to any vote at the Meeting by written notice to the Secretary of the Company at or before the Meeting, by submission of a duly executed proxy card bearing a later date or by voting in person by ballot at the Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information as of June 9, 1998 with respect to the beneficial ownership of the capital stock of the Company for (i) each person who is known by the Company to own beneficially 5% or more of the outstanding shares of its Common Stock; (ii) each of the directors and executive officers of the Company; and (iii) all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated. As of June 9, 1998, the Company had 167 Stockholders of record. Unless otherwise indicated, the address for directors, executive officers and 5% stockholders is c/o Augment Systems, Inc., 2 Robbins Road, Westford, MA 01886.



                                                              *NUMBER OF SHARES OF
                                                                  COMMON STOCK         PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED(1)     OF CLASS
------------------------------------                          ---------------------    ----------
Laurence S. Liebson.........................................           599,177(2)           4.8%
Duane A. Mayo...............................................           235,026(3)           1.9%
Lawrence D. Beaupre.........................................           150,013(4)           1.2%
Fred L. Chanowski...........................................           662,398(5)           5.3%
Jeffrey Leventhal...........................................           200,000(6)           1.7%
Trussel & Co................................................         1,000,000              8.4%
  c/o Westfield Capital Management
  One Financial Center
  Boston, MA 02110
All directors and executive officers as a group (5
  persons)(2)(3)(4)(5)(6)...................................         1,846,614             13.9%


---------------
 * Does not reflect the effects of the proposed 1 for 3 reverse stock split of the Company's Common Stock.

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Consists solely of shares of Common Stock issuable upon exercise of options, which will be granted under the Company's 1995 Stock Option Plan (the "Plan"), subject to shareholder approval of an increase in the number of shares authorized for issuance under the Plan.

(3) Includes 129,850 shares of Common Stock issuable upon exercise of options.

(4) Includes 78,300 shares of Common Stock issuable upon exercise of options.

(5) Includes 29,880 shares of Common Stock issuable upon exercise of warrants. Also includes 77,540 shares of Common Stock and 11,952 shares of Common Stock issuable upon exercise of warrants owned by Alpha Ventures LLC of which Mr. Chanowski is a founder and managing member and 500,000 shares of Common Stock issuable upon exercise of warrants held by Venture Management Consultants, LLC of which Mr. Chanowski is a founder and managing member.

(6) Includes 200,000 shares owned by Leventhal Paget LLC, of which Mr. Leventhal is a principal and founder.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     The By-Laws of the Company provide that the Board shall consist of not less than one Director, as shall be fixed from time to time by the Board. The directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The number of directors may be decreased at any time and from time to time either by the stockholders or by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The number of directors may be increased at any time and from time to time by the stockholders or a majority of the directors then in office. The Board has fixed the number of directors to constitute the full Board for the ensuing year at four, all of whom are to be elected at the Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified.

     A plurality of the votes cast in person and represented by proxy at the Meeting is required for the election of Directors. Shares represented by proxies will be voted FOR the election as Director of the foregoing nominees unless otherwise specified in the proxy. If any of the nominees for election to the Board should, for any reason not now anticipated, not be available to serve as such, proxies will be voted FOR such other candidate as may be designated by the Board unless the Board reduces the number of Directors. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

     Laurence S. Liebson, Duane A. Mayo, Fred L. Chanowski and Jeffrey Leventhal have been nominated for election to the Board of Directors at the Meeting. With the exception of Laurence S. Liebson, all of such persons are presently directors of the Company. In January 1998, Mr. Chappell Cory and Mr. Greg Millar resigned from the Board of Directors to pursue other interests. Mr. Jeffrey Leventhal was elected to the Board of Directors in January 1998. Effective May 1, 1998, Mr. Lorrin G. Gale resigned as Chairman of the Board. The Board of Directors recommends a vote "FOR" the election of Laurence S. Liebson, Duane A. Mayo, Fred L. Chanowski and Jeffrey Leventhal.

     The following table sets forth certain information with respect to the persons who have been nominated to serve as directors of the Company.

NAME                                   AGE                           POSITION
----                                   ---                           --------
Laurence S. Liebson..................  53     Chairman of the Board, President and Chief Executive
                                                Officer
Duane A. Mayo........................  47     Vice President of Finance and Administration, Chief
                                                Financial Officer, Treasurer, Secretary and Director
Fred L. Chanowski....................  47     Director
Jeffrey Leventhal....................  27     Director

BACKGROUND OF NOMINEES FOR DIRECTOR AND CERTAIN OFFICERS


     LAURENCE S. LIEBSON was appointed as Chairman of the Board, President and Chief Executive Officer of the Company on May 21, 1998. Prior to joining the Company, Mr. Liebson led the management buyout of Harris Corporation's Electronic Design Automation Division, now known as Xynetix Design Systems, Inc. There he served as CEO from 1993 to 1997 and is currently Chairman of the Board. Mr. Liebson founded and served as the Chairman and CEO of publicly owned Xyvision, Inc., a designer and marketer of integrated electronic publishing and document management systems. Under Mr. Liebson's leadership, Xyvision experienced a compound annual growth rate of 100% over six years, achieving annualized revenues of $50 million. Before Xyvision, Mr. Liebson founded and served as the CEO of Xylogics, Inc., a designer and marketer of storage module subsystems and communications controllers. Xylogics, which later went public, was acquired for approximately $400 million by Bay Networks, Inc. Mr. Liebson also has prior work experience at the NASA Electronic Research Center and Bell Laboratories.


     DUANE A. MAYO has served as Vice President of Finance and Administration of the Company since March 1995 and as a director, Chief Financial Officer, Secretary and Treasurer since May 1995. From April 1993 through February 1995, he served as Chief Financial Officer for Xerographic Laser Images Corporation, a publicly-held company involved in the development of resolution enhancement technology. From April 1988 to April 1993, Mr. Mayo was Corporate Controller for Howtek, Inc., a publicly-held company and supplier of desktop scanners for the color prepress marketplace.

     FRED L. CHANOWSKI has served as a director of the Company since June 1996. Mr. Chanowski is a Managing Member of Alpha Ventures LLC, a venture capital fund he founded in 1996, and a partner in Venture Management Consultants, LLC, a management consulting firm he founded in January 1997. From December 1988 through June 1996, Mr. Chanowski was a telecommunications and information technology consultant. Mr. Chanowski was the President, Chief Executive Officer and owner of Telecommunications Management Corp., a management consulting firm specializing in the areas of telecommunications and information management technology, from November 1975 until its sale to Computer Task Group in December 1988.

     JEFFREY LEVENTHAL has served as a director of the Company since January 1998. Since 1995, Mr. Leventhal has served as President of Remote Lojix, a computer services company, and since 1996, as

President of Leventhal Paget LLC, a private investment partnership. From 1993-1995, Mr. Leventhal was operationally involved in LANSafe Network Services, a computer service provider.

     LAWRENCE D. BEAUPRE has served as Vice President of Manufacturing on a full-time basis since August 1996, and served in that position on a part-time basis from March 1995 to July 1996. In March 1998 and upon Mr. Gale's departure, Mr. Beaupre accepted the position of interim President and Chief Executive Officer, until the appointment of Laurence S. Liebson on May 21, 1998. He co-founded QuadTech, Inc., a manufacturer of precision measurement and calibration instruments in March 1991, serving as its Vice President of Operations and Chief Operating Officer from April 1991 through June 1995 and as a consultant from July 1995 to August 1996. He was Vice President and member of the founding group of other successful companies including Xyvision and Roll Systems, Inc.

     COLIN T. MURPHY has served as Vice President of Sales and Marketing since July 1997, and previously as Vice President of Marketing and European Sales. From 1990 to 1996, Mr. Murphy was Director of Sales for Optronics, an Intergraph division, a leading manufacturer of high end color scanners, imagesetters and direct to plate systems. From 1988 to 1990, he served as Vice President of Marketing and International Operations for Imagitex, a manufacturer of image manipulation workstations.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES


     The Board held seven meetings during the fiscal year ended December 31, 1997. Each of the Directors attended at least 75% of the Board meetings and meetings.



     During the fiscal year ended December 31, 1997, the Board of Directors had an Audit Committee comprised of Stanley Young, Chappell Cory and Greg Millar, and a Compensation Committee comprised of Stanley Young, Fred Chanowski, Chappell Cory and Greg Millar. Mr. Young resigned from the Board of Directors in July, 1997, and Mr. Cory and Mr. Millar resigned from the Board of Directors in January, 1998. The Audit Committee and Compensation Committee are currently comprised of Jeffrey Leventhal and Fred Chanowski. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent accountants. The Compensation Committee makes all compensation decisions regarding the compensation of executive officers and administers the 1995 Stock Option Plan. The Audit Committee and the Compensation Committee did not meet as separate committees during the fiscal year ended December 31, 1997, as the full Board performed the functions of both committees during that year.


EXECUTIVE COMPENSATION

     The following table sets forth actual compensation, for the fiscal years ended June 30, 1995, and 1996, and the fiscal year ended December 31, 1997, including salary, bonuses and certain other compensation, paid by the Company to its Chief Executive Officer. None of the Company's other executive officers received cash compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM COMPENSATION
                                                                                --------------------------------------
                                          ANNUAL COMPENSATION                          AWARDS              PAYOUTS
                          ---------------------------------------------------   --------------------   ---------------
                                                                    OTHER       RESTRICTED
NAME AND                                                            ANNUAL        STOCK                 LTIP      ALL
COMPENSATION                                          BONUS      COMPENSATION     AWARDS     OPTIONS   PAYOUTS   OTHER
POSITION                   YEAR      SALARY($)         ($)           ($)           ($)         (#)       ($)      ($)
(a)                         (b)         (c)            (d)           (e)           (f)         (g)       (h)      (i)
------------              -------   ------------   -----------   ------------   ----------   -------   -------   -----
Lorrin G. Gale..........   1997(2)    125,000                                                75,000(1)
  Chairman, President
    and                    1996**      55,862                                     3,186(2)
  Chief Executive
    Officer*               1995**                                                 1,885(3)

---------------
(1) In January 1997, pursuant to an employment contract, the Company issued to Mr. Gale incentive stock options to purchase up to 75,000 shares of Common Stock. Options to purchase 15,000 shares of

    Common Stock vested upon the execution of the agreement and options to purchase 30,000 shares of Common Stock vest on each of the first and second anniversaries of the agreement.

(2) In July 1995, the Company issued 151,735 shares of restricted Common Stock valued at $.021 per share to Mr. Gale in consideration for services rendered.

(3) In June 1995, as part of a recapitalization, the Company issued to Mr. Gale 89,747 shares of restricted Common Stock valued at $.021 per share in lieu of payment of accrued compensation of $454,843 for the period commencing June 1992 through March 1995 and in lieu of repayment of $55,000 of loans payable to Mr. Gale, as well as in exchange for all shares of preferred stock and common stock then held by Mr. Gale.

 * In March 1998, Mr. Gale left the Company as President and Chief Executive Officer, and effective May 1, 1998, Mr. Gale resigned as Chairman of the Board.

 ** Prior to 1997, the Company's fiscal year ended on June 30.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                            NUMBER OF      PERCENT OF TOTAL
                                            SECURITIES       OPTIONS/SARS
                                            UNDERLYING        GRANTED TO       EXERCISE OR
                NAME AND                   OPTIONS/SARS      EMPLOYEES IN      BASE PRICE     EXPIRATION
                POSITION                     GRANTED         FISCAL YEAR         ($/SH)          DATE
                   (a)                         (b)               (c)               (d)           (e)
                --------                   ------------    ----------------    -----------    ----------
Lorrin G. Gale...........................     75,000              34%             $4.00        12/31/01
  Chairman, President and
  Chief Executive Officer*

---------------
* In March 1998, Mr. Gale left the Company as President and Chief Executive Officer, and effective May 1, 1998, Mr. Gale resigned as Chairman of the Board.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

                                                                       NUMBER OF
                                                                      UNEXERCISED        VALUE OF
                                                                      SECURITIES      UNEXERCISED IN-
                                                                      UNDERLYING         THE-MONEY
                                             SHARES                  OPTIONS/SARS     OPTIONS/SARS AT
                                            ACQUIRED                   AT FY-END          FY-END
                 NAME AND                      ON         VALUE      EXERCISABLE/      EXERCISABLE/
                 POSITION                   EXERCISE     REALIZED    UNEXERCISABLE     UNEXERCISABLE
                   (a)                         (b)         (c)            (d)               (e)
                 --------                   ---------    --------    -------------    ---------------
Lorrin G. Gale............................     N/A         N/A       45,000/30,000          0/0
  Chairman, President and Chief Executive
  Officer*

---------------
* In March 1998, Mr. Gale left the Company as President and Chief Executive Officer, and effective May 1, 1998, Mr. Gale resigned as Chairman of the Board.

EXECUTIVE EMPLOYMENT AGREEMENTS

     Effective as of January 1, 1997, the Company entered into a two-year employment agreement with Mr. Gale. Pursuant to that contract, Mr. Gale was paid a base salary of $125,000 per annum and was granted incentive stock options to purchase up to 75,000 shares of Common Stock. Options to purchase 15,000 shares of Common Stock vested upon the execution of the agreement. Options to purchase 30,000 shares of Common Stock vested on the first anniversary of the agreement. All such options have an exercise price of $4.00 per share. Pursuant to his employment agreement, Mr. Gale agreed not to compete with the Company during the term of his employment and for one year thereafter. Mr. Gale left the Company as President and Chief Executive Officer in March 1998, and resigned as Chairman of the Board on May 1, 1998.


     Effective as of May 21, 1998, the Company entered into a three-year employment agreement with Mr. Liebson. Pursuant to Mr. Liebson's employment agreement, Mr. Liebson is being paid a minimum base salary of $150,000 per annum. In addition, Mr. Liebson received options to purchase up to 70,000 shares of the Company's Common Stock, at an exercise price of $1.00, which options vested in full upon issuance. Mr. Liebson also received options to purchase up to 1,693,954 shares of the Company's Common Stock at an exercise price of $1.00 per share. Options for 423,289 shares vest immediately and the remainder vest in equal monthly installments of 35,296 shares over a 35 month period commencing June 1, 1998 and in one final installment of 35,305 shares on May 1, 2001. In addition, the options fully vest upon certain "organic events" of the Company, such as a sale of all or substantially all of the Company's assets or capital stock, or the merger or consolidation of the Company prior to the completion of Mr. Liebson's employment. Further, each of the options contains provisions that are triggered by equity financings (up to $6,000,000 maximum) during the first 12 months subsequent to the date of the Employment Agreement. The effect of these provisions is (a) to reduce the option exercise price for all of Mr. Liebson's options to the lowest price at which shares are sold in such equity financings and (b) to provide Mr. Liebson additional options, such that the total amount of option shares granted to him equals 8% of the Company's issued and issuable Common Stock, on a fully diluted basis.



     Pursuant to his employment agreement, Mr. Liebson is entitled to receive a $1,000,000 bonus in the event that during his employment the Company engages in a merger, a consolidation or another similar transaction, and, as a result, the aggregate gross consideration paid to the Company and/or its stockholders is equal to or greater than the valuation placed on the Company in the initial equity financing that is completed by the Company after the date of the employment agreement. The employment agreement further provides that in the event Mr. Liebson's employment is terminated without cause, Mr. Liebson shall be entitled to receive severance payments in an amount equal to his then current base salary and any accrued bonuses through the remainder of the initial three
(3)-year term. Pursuant to the employment agreement, Mr. Liebson has agreed not to compete with the Company, or to solicit or recruit any of the Company's employees during the term of his employment and for one year thereafter.


DIRECTOR COMPENSATION

     The Company's directors do not receive compensation for serving on the Board of Directors, however, the Company reimburses directors for travel expenses incurred to attend Board meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In July 1995, the Company entered into a consulting agreement with Young Management Group, Inc. ("Young Management"), a company founded by Stanley A. Young, who subsequently became a director of the Company in September 1995. In consideration for consulting services, the Company agreed to pay consulting fees of $7,000 per month, plus out-of-pocket expenses, of which $3,000 per month was deferred until completion of the Company's initial public offering, and sold 179,279 shares of Common Stock at a price of $.021 per share to Young Management. Consulting fees expensed in connection with this agreement during the fiscal year ended June 30, 1996 were approximately $85,000, of which $56,000 was accrued and unpaid at June 30, 1996. Consulting fees expensed in connection with this agreement during the six months ended December 31, 1996 were $42,000, and an aggregate of $67,250 was accrued and unpaid at December 31, 1996. In August 1996, Young Management transferred all of its shares of Common Stock to certain affiliates of Young Management, including the Stanley A. Young Irrevocable Trust and the Stanley A. Young Family Limited Partnership.

     In May 1996, the Stanley A. Young Irrevocable Trust was issued a promissory note in the principal amount of $100,000 (which was subsequently repaid) and warrants to purchase 23,904 shares of Common Stock with an exercise price of $1.507 per share in connection with a private placement. In February 1997, the Stanley A. Young Family Limited Partnership was issued, in a private placement, promissory notes in the aggregate principal amount of $50,000 and warrants to purchase 6,375 shares of Common Stock at an exercise price of $2.75 per share and warrants to purchase 6,375 shares of Common Stock at an exercise price of $4.125 per share. In November 1995, the Stanley A. Young Irrevocable Trust and Mr. Young's wife each purchased 3,787 shares of Common Stock at a price of $1.507 per share and were each issued a convertible promissory note in the amount of $19,297.50 in a private placement. In November 1996, the Stanley A. Young

Irrevocable Trust converted the principal balance and accrued interest on its note into 5,320 shares of Common Stock and Mr. Young's wife converted the principal balance and accrued interest on her note into 5,320 shares of Common Stock.

     In May 1996, the Company issued to Fred L. Chanowski, a director of the Company, in consideration for consulting services rendered, a warrant to purchase up to 23,904 shares of Common Stock at an exercise price of $1.507 per share. Also in May 1996, the Company issued to Mr. Chanowski, in consideration for a $25,000 loan, a promissory note in the principal amount of $25,000 plus a warrant to purchase up to 5,976 shares of Common Stock at $1.507 per share.

     In October 1996, the Company issued to Mr. Chanowski 19,123 shares of Common Stock in consideration for consulting services rendered. Mr. Chanowski also purchased 23,904 shares of Common Stock for $50,000 in October 1996 in a private placement. Mr. Chanowski paid the $50,000 purchase price by converting a $25,000 promissory note issued to him in May 1996 and by investing an additional $25,000 in cash. Mr. Chanowski is a 6.675% member in Alpha Ventures, which holds 77,540 shares of the Company's Common Stock and warrants to purchase 11,952 shares of Common Stock. In April 1997, the Company issued to Venture Management, of which Mr. Chanowski is a 20% member, a promissory note in the principal amount of $200,000 in consideration for a $200,000 loan. The promissory note bears interest at 18% per annum with interest and principal payable at maturity on May 31, 1998. In May 1997, the Company issued to Venture Management, a promissory note in the principal amount of $200,000 in consideration for a $200,000 loan. The promissory note bears interest at 18% per annum with interest and principal payable at maturity on June 30, 1998. In October 1997, the Company issued to Venture Management, in consideration of a $400,000 loan, a promissory note in the principal amount of $400,000 plus a warrant to purchase up to 100,000 shares of Common Stock at $3.00 per share. The promissory note bears interest at 9% per annum with interest and principal payable at maturity on the earlier of (i) December 11, 1997; or (ii) the completion of a financing by the Company. The Company subsequently repaid all three of the promissory notes issued to Venture Management. In consideration for consulting services, the Company issued Venture Management a warrant to purchase up to 400,000 shares of Common Stock at $3.00 per share and agreed to pay consulting fees of $4,000 per month, plus out-of-pocket expenses up to $1,000 per month.

     In January 1998, Leventhal Paget, of which Jeffrey Leventhal is a member, purchased 200,000 shares of Common Stock for $200,000 in a private placement of the Company's Common Stock. Mr. Leventhal has been a director of the Company since January 1998.

     In May 1998, in connection with Mr. Liebson's employment as the Company's Chairman of the Board, President and Chief Executive Officer, each member of the Board of Directors entered into Indemnity Contracts with the Company, pursuant to which the Company has agreed to indemnify the Directors against certain claims, losses, suits and actions, so long as such Director has acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company.


     Pursuant to Mr. Liebson's employment agreement, the Company has established an irrevocable Letter of Credit in the amount of $150,000 to secure the full and punctual payment of (i) up to $75,000 of Mr. Liebson's base salary and (ii) up to $75,000 of any relocation expenses incurred by Mr. Liebson in the event of a termination of his employment as a result of certain bankruptcy or insolvency events.


     The Company has adopted a policy, by resolution of the Board of Directors, whereby all transactions between the Company and its officers, directors, principal stockholders or affiliates are to be approved by a committee of the Board of Directors, a majority of the members of which shall be independent directors, or, if required by law, a majority of disinterested directors, and will be on terms no less favorable to the Company than could be obtained in arm's length transactions from unaffiliated third parties.

     The shares referenced above do not reflect the effects of the proposed 1 for 3 reverse stock split of the Company's issued and outstanding Common Stock.

                                   PROPOSAL 2

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     BDO Seidman LLP, independent certified public accountants, have been auditors of the Company since 1996. The Board of Directors of the Company has recommended that the stockholders ratify the appointment of BDO Seidman LLP as the Company's auditors for the fiscal year ending December 31, 1998. A representative of BDO Seidman LLP is expected to be present at the Special Meeting in lieu of the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" the appointment of BDO Seidman LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998. The affirmative vote of a majority of the shares represented and voting at the Special Meeting in lieu of the Annual Meeting is required for approval of this proposal.

                                   PROPOSAL 3

AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

     On May 21, 1998, the Board of Directors adopted a resolution to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 30,000,000 to 50,000,000. The Board believes that it is prudent to have additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, grants of stock options, payment of stock dividends, stock splits or other recapitalizations, none of which is specifically planned or known at the present time, but which will be able to be done expediently if such increase is approved by the stockholders at this Meeting, as a stockholder vote is required to increase the number of authorized shares of Common Stock and, given the time normally needed to complete a proxy solicitation, such increase could not be done expediently in the future. The Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes. In addition, further authorization for the issuance of the securities by a vote of stockholders will not be solicited prior to such issuance, unless required by NASDAQ or a stock exchange on which the Company's securities are then listed. These shares of Common Stock will not carry preemptive rights.

     The Board of Directors recommends a vote "FOR" the proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 30,000,000 to 50,000,000. The affirmative vote of a majority of the votes cast in person or represented by proxy at the Meeting is required to approve this proposal.

                                   PROPOSAL 4

               AMENDMENT TO THE COMPANY'S 1995 STOCK OPTION PLAN

GENERAL INFORMATION

     The 1995 Stock Option Plan was adopted by the Company in July, 1995. Under this plan, the Board of Directors, at their discretion, can issue either incentive stock options or non-qualified options to employees and non-qualified options to consultants, directors or other non-employees. The 1995 Stock Option Plan is intended to encourage ownership of the stock of the Company by employees of the Company, to induce qualified personnel to enter and remain in the employ of the Company and to provide additional incentive for participants to promote the success of the Company's business.

PROPOSED AMENDMENT OF THE 1995 STOCK OPTION PLAN

     The Board of Directors has authorized, subject to stockholder ratification, an increase in the number of shares available under the Company's 1995 Stock Option Plan from 800,000 to 4,800,000. A copy of the 1995

Stock Option Plan is set forth on Appendix A hereto. The increase in the number of shares reserved for option grants under the 1995 Stock Option Plan is intended to provide a sufficient number of shares for future option grants to current and future employees, consultants, directors, and other non-employees, including approximately 1,700,000 options granted pursuant to the 1995 Stock Option Plan to Laurence S. Liebson as part of the consideration for Mr. Liebson entering into an employment agreement with the Company.

     The Company believes granting such options is necessary to attract and retain high quality employees, officers and consultants. For this reason, the Board of Directors recommends a vote "FOR" the proposal to approve an amendment to the Company's 1995 Stock Option Plan to increase the number of shares authorized for issuance under the Plan from 800,000 to 4,800,000. The affirmative vote of a majority of the votes cast in person or represented by proxy at the Meeting is required to approve this proposal.

TERMS AND PROVISIONS OF OPTIONS

     Incentive stock options may not be granted at a price less than the fair market value of the shares at the grant date (or less than 110% of fair market value in the case of employees or officers holding 10% or more of the voting stock) while the non-qualified options may be granted at a price determined by the Board of Directors except that the Company has agreed not to grant any non-qualified options at a price lower than 85% of the fair market value of the shares at the date of the grant. All grants as of December 31, 1997 were at fair market value or greater. These options generally vest 10% after 30 days from the date of grant and the balance ratably over a period of four years. Incentive stock options granted under the plan expire not more than 10 years from the date of grant and not more than 5 years in the case of incentive stock options granted to an employee or officer holding 10% or more of the voting stock of the Company. All options not exercised at the end of the vesting period automatically expire.


     The last sales price of the Company's Common Stock on the NASDAQ SmallCap Market on June 9, 1998 was $.75.


TAX EFFECTS OF PARTICIPATION IN THE 1995 STOCK OPTION PLAN

     The 1995 Stock Option Plan permits the grant of either non-qualified stock options or incentive stock options which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code.

  Incentive Stock Options

     Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. If the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of exercise and for at least two years after the date the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price (the stock's basis) and the amount received for such shares upon disposition.

     In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a "disqualifying disposition"), the optionee generally will realize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and the optionee's basis in the stock.

     For alternative minimum tax purposes, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income. If the alternative minimum tax applies to the optionee, an alternative minimum tax credit may reduce the regular tax upon eventual disposition of the stock.

     The Company will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. Upon a disqualifying disposition by the optionee of shares acquired upon exercise of the incentive stock option, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

     Under proposed regulations issued by the Internal Revenue Service, the exercise of an option with previously acquired stock of the Company will be treated as, in effect, two separate transactions. Pursuant to Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and, except as provided below, the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance also will be tax-free (unless the alternative minimum tax applies, as described above). The optionee's basis in these additional shares will be zero and the optionee's holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements which must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

  Non-qualified Stock Options

     As in the case of incentive stock options, no income is recognized by the optionee on the grant of a non-qualified stock option. On the exercise by an optionee of a non-qualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (a) taxable to the optionee as ordinary income and (b) generally deductible for income tax purposes by the Company.

     The Internal Revenue Service will treat the exercise of a non-qualified stock option with already owned stock of the Company as two transactions. First, there will be a tax-free exchange of the old shares for a like number of shares under Section 1036 of the Code, with such exchanged shares retaining the basis and holding periods of the old shares. Second, there will be an issuance of additional new shares having a value equal to the difference between the fair market value of all the new shares being acquired (including the exchanged shares and the additional new shares) and the aggregate option price for those shares. The employee will recognize ordinary income under Section 83 of the Code, in an amount equal to the fair market value of the additional new shares (i.e., the spread on the option). The additional new shares will have a basis equal to the fair market value of the additional new shares.

     The optionee's tax basis in his stock will equal his cost for the stock plus the amount of ordinary income the optionee had to recognize with respect to the non-qualified stock option. Accordingly, upon a subsequent disposition of stock acquired upon the exercise of a non-qualified stock option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock equal to the difference between the amount realized upon disposition of the stock by the optionee and the optionee's basis in the stock.

     For all options, different tax rules may apply if the optionee is subject to Section 16 of the Securities Exchange Act of 1934.

                 OPTION GRANTS UNDER THE 1995 STOCK OPTION PLAN

     The following table provides information with respect to stock options received or to be received under the 1995 Stock Option Plan, subject to shareholder approval of an increase in the number of shares authorized for issuance under the Plan.

                     NAME AND POSITION                        OPTIONS (SHARES)
                     -----------------                        ----------------
Laurence S. Liebson.........................................     1,763,954
  Chairman of the Board,
  President and Chief Executive Officer
Duane A. Mayo...............................................       129,850
  Chief Financial Officer
Lawrence D. Beaupre.........................................        78,300
  Vice President of Operations
Executive Group.............................................     1,972,104
Non-Executive Director Group................................           -0-
Non-Executive Officer Employee Group........................       519,020

                                   PROPOSAL 5

 PROPOSAL TO APPROVE THE ISSUANCE BY THE COMPANY OF UP TO 10,000,000 SHARES OF
            COMMON STOCK REPRESENTING MORE THAN 20% OF THE CURRENTLY
                    OUTSTANDING VOTING POWER OF THE COMPANY


     Pursuant to the qualification requirements of The Nasdaq Stock Market, Inc. ("NASDAQ"), shareholder approval is required for the issuance of shares of common stock representing 20% or more of the voting power of the Company's securities outstanding before such issuance. By obtaining the approval of the stockholders, the Board of Directors may issue up to 10,000,000 shares of Common Stock, $.01 par value, in connection with a private placement to be undertaken by the Company without violating the corporate governance requirements of NASDAQ.


     The Common Stock to be issued will carry the same rights as shares of Common Stock currently outstanding. The holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted can elect all of the directors then being elected. The holders of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock, as such, have no redemption, preemptive or other subscription rights, and there are no conversion provisions applicable to the Common Stock. The proposed issuance of new shares of Common Stock will have no effect on the rights of existing security holders.

     The Company will use the funds to support the ongoing development of new storage area networking products, to expand its sales and marketing channels and to support working capital requirements. The Company will not solicit further authorization for the issuance of the securities by a vote of security holders prior to the issuance.

     The Board of Directors recommends a vote "FOR" the proposal to approve the issuance of up to 10,000,000 shares of Common Stock representing more than 20% of the currently outstanding voting power of the Company. The affirmative vote of a majority of the votes cast in person or represented by proxy at the Meeting is required to approve this proposal.

                                   PROPOSAL 6

       AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO ADOPT A
            1 FOR 3 REVERSE STOCK SPLIT OF THE COMPANY'S ISSUED AND
                            OUTSTANDING COMMON STOCK

     To comply with the NASDAQ SmallCap Market listing requirements, the minimum bid price per share of the Company's Common Stock must be $1.00. To ensure continued compliance with this listing requirement, the Board of Directors recommends that the Company adopt a 1 for 3 reverse stock split of the Company's issued and outstanding shares of Common Stock (the "Reverse Stock Split"). If approved, the Reverse Stock Split would be effective upon the initial closing of a private placement to be undertaken by the Company.

     If the Reverse Stock Split is effected, the number of shares of Common Stock under the Company's 1995 Stock Option Plan and any outstanding warrants to purchase Common Stock will also be adjusted accordingly. Similarly, if the amendment of the Company's 1995 Stock Option Plan to increase the number of shares authorized for issuance under the Plan to 4,800,000, contained in Proposal 4 hereof, is effected, the 4,800,000 shares will be adjusted to 1,600,000 shares. In addition, if the issuance by the Company of up to 10,000,000 shares of Common Stock, contained in Proposal 5 hereof, is effected, the 10,000,000 shares will be adjusted to 3,333,333 shares upon the effectiveness of the Reverse Stock Split.

     If the proposed amendment is adopted by the stockholders, it will become effective upon the initial closing of a private placement of the Company's Common Stock, to be undertaken by the Company, and upon filing and recording a Certificate of Amendment as required by the General Corporation Law of Delaware.

     The Board of Directors recommends a vote "FOR" the proposal to amend the Restated Certificate of Incorporation to adopt a 1 for 3 reverse stock split of the Company's issued and outstanding Common Stock. The affirmative vote of a majority of the votes cast in person or represented by proxy at the Meeting is required to approve this proposal.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and persons who are beneficial owners of more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of their ownership of the Company's securities and of changes in that ownership. To the Company's knowledge, based on a review of copies of reports filed with the Commission and written representations by certain reporting persons that no reports on Form 5 were required from those persons, all reports that were required to be filed under Section 16(a) were timely filed.

               STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

     In order to be considered for inclusion in the Proxy Statement for the Company's 1999 Annual Meeting of Stockholders, stockholder proposals must be received by the Company no later than February 1, 1999. Proposals should be sent to the attention of the Secretary at the Company's principal offices at 2 Robbins Road, Westford, Massachusetts 01886.

                                 OTHER MATTERS

     The Special Meeting in lieu of the 1998 Annual Meeting of Stockholders is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the stockholders at the Meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters which are not known to the Directors at the date of printing hereof and which may properly come before the Meeting. The intention of the persons named in the proxy is to vote in accordance with their best judgment on any such matter.

                                          By order of the Board of Directors

                                          DUANE A. MAYO
                                          Secretary

Westford, Massachusetts

June 17, 1998

                                                                      APPENDIX A

                          AUGMENT SYSTEMS INCORPORATED

                             1995 STOCK OPTION PLAN

1.  Purpose of Plan.

     The purpose of this 1995 Stock Option Plan (the "Plan") is to promote the interests of Augment Systems Incorporated, a Delaware corporation (the "Company", including for the purposes of this paragraph any affiliated companies), by providing a method whereby employees of the Company, and others providing material assistance to the Company may be given compensation or additional compensation for their efforts on behalf of or assistance to the Company, and to aid the Company in attracting and retaining capable personnel.

2.  Scope and Duration of the Plan.

     Options granted under this Plan may contain such terms as will qualify the options as incentive stock options ("ISO's") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of non-statutory stock options ("NSO's"). Unless otherwise indicated, references in this Plan to "options" include ISO's and NSO's. Subject to adjustment as provided in Section 11 hereof, the maximum number and kind of shares of the Company's capital stock with respect to which options may be granted under this Plan shall be 800,000 shares of Common Stock, $.01 par value per share ("Common Stock"). Until termination of this Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Such shares may be authorized and unissued shares or shares held in the Company's treasury.

     There shall become available for subsequent grants under this Plan any shares of Common Stock underlying an option which cease for any reason to be subject to purchase under such option. No ISO shall be granted under this Plan more than 10 years after its adoption by the Board of Directors.

3.  Administration of Plan.

     The Plan shall be administered by the Board of Directors or by a Compensation Committee or any successor thereto appointed by the Board of Directors of the Company (the "Committee"). The Committee shall be qualified as required by Rule 16b-3, as amended, and other applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at such time as the provisions thereof may be applicable to the Company. The Committee shall be comprised of two or more members of the Board of Directors (or the entire Board acting as the Committee). The Committee shall have full power and authority to: (i) designate the employees and other persons to whom options shall be granted; (ii) designate options or any portion thereof as ISO's; (iii) determine the number of shares of Common Stock for which options may be granted and the option price or prices; (iv) determine the other terms and provisions of option agreements (which need not be identical) including, but not limited to, provisions concerning the time or times when and the extent to which the options may be exercised and the nature and duration of restrictions as to transferability or constituting substantial risks of forfeiture, provided that with respect to ISO's such time or times shall not occur before approval of this Plan by the stockholders of the Company in the manner provided under
Section 15 below; (v) amend or modify any option, with the consent of the holder thereof; (vi) accelerate the right of an optionee to exercise in whole or in part any previously granted option; and (vii) interpret the provisions and supervise the administration of this Plan.

     Options may be granted singly or in combination. The Committee shall have the authority to grant in its discretion to the holder of an outstanding option in exchange for the surrender and cancellation of such option, a new option in the same or a different form and containing such terms as the Committee may deem appropriate, including without limitation a price which is different (either higher or lower) than any price provided in the option so surrendered and canceled.

     In connection with the grant of an NSO, the Committee may in its discretion, concurrently or after grant of the NSO, grant or agree to grant a tax offset bonus to the optionee to offset in whole or in part the tax liability of the optionee realized upon exercise of the NSO, provided that any such grant or agreement to grant a tax offset bonus shall be authorized only if the Committee anticipates in good faith that the Company would receive a net after-tax economic benefit from the grant of such bonus and NSO instead of the grant of an ISO of similar tenor.

     All decisions and selections made by the Committee pursuant to the provisions of this Plan shall be made by a majority of its members except that any decision with respect to the grant of an option to a member of the Committee shall be made by a majority of the other members of the Committee who are not the holders of options issued pursuant to this Plan, and if there be no such members, pursuant to vote of a majority of the members of the Board of Directors who are not the holders of options issued pursuant to this Plan. Any decision reduced to writing and signed by all of the members of the Committee who are authorized to make such decision shall be as fully effective as if it had been made by a majority at a duly held meeting of the Committee.

     The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all persons who receive grants of options, and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to this Plan or grants hereunder. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members of the Committee may have as directors or otherwise under the by-laws of the Company, or any agreement, vote of stockholders or disinterested directors, or otherwise.

4.  Designation of Participants.

     Options may be granted only to employees, including officers who are employees, of the Company or any parent or subsidiary of the Company, and other individuals, including consultants and non-employee Directors, who are determined by the Committee to contribute, or have the potential to contribute, materially to the success of the Company or any parent or subsidiary, provided that ISO's shall be granted only to persons who are employees of the Company or any parent or subsidiary of the Company.

5.  Option Price.

     (a) The purchase price of each share of Common Stock subject to an option or any portion thereof which has been designated as an ISO shall not be less than 100% (or 110%, if at the time of grant the optionee owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation) of the fair market value of such share on the date the option is granted, determined without regard to any restriction other than a restriction which, by its terms, will never lapse. The purchase price of each share of Common Stock subject to an NSO shall be such price as the Committee shall determine in its sole discretion.

     (b) The fair market value of a share of Common Stock on a particular date shall be the mean between the highest and lowest quoted selling prices on such date (the "valuation date") on the securities market where the Common Stock of the Company is traded, or if there were no sales on the valuation date, on the next preceding date within a reasonable period (as determined in the sole discretion of the Committee) on which there were sales. In the event that there were no sales in such a market within a reasonable period, the fair market value shall be as determined in good faith by the Board of Directors in its sole discretion.

6.  Term and Exercise of Options.

     (a) The term of each ISO granted under this Plan shall be not more than ten years from the date of grant, or five years from the date of grant if at the time of grant the optionee owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation. The term of each NSO granted under this Plan shall be such period of time as the Committee shall determine in its sole discretion.

     (b) An option shall be exercisable at such time or times as shall be determined by the Committee. An option may be exercised only by written notice of intent to exercise such option with respect to a specified number of shares of Common Stock and payment to the Company of the amount of the option price for the number of shares of Common Stock as to which such notice applies. Payment for such shares shall be paid at the time of purchase (i) in cash, (ii) with shares of Common Stock to be valued at the fair market value thereof on the date of such exercise, determined as provided in Section 5(b), (iii) by written notice to the Company to withhold from those shares of Common Stock that would otherwise be obtained on the exercise of such option, the number of shares having a fair market value on the date of exercise equal to the option exercise price, (iv) by any other means, including the promissory note of the holder of the option, which the Committee determines to be consistent with the purpose of this Plan and applicable law, or (v) a combination of the foregoing. Upon receipt of payment, the Company shall deliver to the person exercising such option a certificate or certificates for such shares. It shall be a condition of the Company's obligation to issue Common Stock upon exercise of an option that the person exercising the option pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue of Common Stock upon such exercise. Anything in this paragraph to the contrary notwithstanding, an option granted to an optionee who is subject to Section 16(b) of the Exchange Act shall provide that a period of at least six months must elapse between the date of grant of the option and the date of disposition of shares acquired upon exercise of the option.

     The Committee, subject to Board of Director approval, may establish a program through which optionees can borrow funds with which to purchase Common Stock pursuant to exercise of an option.

     (c) The proceeds of the sale of Common Stock subject to options are to be added to the general funds of the Company and used for its general corporate purposes.

7.  Incentive Stock Options.

     (a) To the extent required under Section 422 of the Code for ISO treatment, the aggregate fair market value (determined as of the time of grant) of stock with respect to which ISO's are exercisable for the first time by an optionee during any calendar year (under this Plan and under all other plans of the Company and any parent and subsidiary corporations) shall not exceed $100,000.

     (b) In the event of amendments to the Code or applicable rules and regulations thereunder relating to incentive stock options subsequent to the date hereof, the Company may amend the provisions of this Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to reflect such amendments.

8.  Transfer of Options.

     An option or portion thereof designated as an ISO shall not be transferable by an optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him. An NSO shall not be transferable by an optionee otherwise than by will or the laws of descent and distribution, except that an optionee who is not subject to Section 16(b) of the Exchange Act may transfer, assign or otherwise dispose of an option (i) to his spouse, parents, siblings and lineal descendants, (ii) to a trust for the benefit of the optionee and any of the foregoing, or (iii) to any corporation or partnership controlled by the optionee, or (iv) pursuant to a "qualified domestic relations order" as defined in the Code, provided that no such disposition shall affect any conditions for vesting of rights granted pursuant to such option.

9.  Termination of Employment.

     (a) If the employment of an optionee terminates for any reason other than for cause, or his death, disability (as may be determined by the Committee under Section 9(c) below), retirement at age 65 or over, or retirement at less than age 65 with the consent of the Company or any parent or subsidiary company by which he was employed, he may for a period of three months after the date of termination of his employment (unless a longer period is allowed by the Committee) exercise options held by him to the extent he was entitled to exercise such options on the date when his employment terminated. In no event, however, may such optionee exercise an option at a time when the option would not be exercisable had the optionee remained an employee. For purposes of this
Section 10, an optionee's employment will not be considered terminated (i) if the Committee in the exercise of its discretion shall so determine in the case of sick leave or other bona fide leave of absence approved by the Company or any parent or subsidiary company or (ii) in the case of a transfer by such optionee to the employment of an affiliated company of the employing company.

     (b) If an optionee dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death, such option may be exercised, as to all or any of the shares which the optionee was entitled to purchase immediately prior to his death, by his executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution. In no event, however, may any option be exercised after the expiration of such option by its terms, except as the Committee may otherwise allow for a period up to one year after such optionee's death.

     (c) If an optionee retires from the service of the Company or any parent or subsidiary company by which he was employed at age 65 or older or retires at less than age 65 with the consent of the Company or such parent or subsidiary, or becomes disabled at a time when he is entitled to exercise an option, then
(i) with respect to each NSO, at any time or times within three years of the date of such retirement or disability, and (ii) with respect to each ISO, at any time or times within three months after the date of such retirement or within one year after the date of such disability, he may exercise such option as to all or any of the shares which he was entitled to purchase under such option immediately prior to his retirement or disability. In no event, however, may any option be exercised after the expiration of such option by its terms. The Committee shall have authority to determine whether or not an optionee has retired from the service of the Company or any parent or subsidiary company by which he was employed with the consent of the Company or such parent or subsidiary, and whether or not an optionee has become disabled (as such term may be used in the Code); and its determination shall be binding on all concerned.

     (d) If termination of employment of an optionee shall be for cause or in violation of an agreement by the optionee to remain in the employ of the Company or any parent or subsidiary company, the options held by such optionee shall terminate forthwith. If an optionee shall breach in a material respect an agreement to refrain from competition with the Company or any parent or subsidiary company, or to refrain from solicitation of the Company's customers, suppliers or employees of the Company or any parent or subsidiary company, the options, and any shares of Common Stock issued pursuant to the exercise of options, held by such optionee shall at the option of the Company be forfeited by the optionee and deemed not to be outstanding.

10.  Rights of Stockholders.

     The holders of options shall not be or have any of the rights or privileges of stockholders of the Company in respect of any shares of Common Stock purchasable upon the exercise of any option until such option shall have been validly exercised.

11.  Adjustments.

     Notwithstanding any other provision of this Plan, the Committee may at any time make or provide for such adjustments to this Plan, to the number and class of shares available hereunder or to any outstanding options, as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock of other than a normal cash dividend, changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any general offer to holders of Common Stock relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding options, including in the Committee's discretion revision of outstanding options, so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive.

12.  Amendments or Termination.

     The Company's Board of Directors may amend, alter, or discontinue this Plan, except that no amendment or alteration requiring stockholder approval pursuant to the Code's provisions with respect to ISO's or applicable provisions of the Exchange Act shall be made without the approval of the Company's stockholders.

13.  Foreign Nationals.

     The Committee may in order to fulfill the purposes of this Plan modify grants to participants who are foreign nationals or employed outside the United States to accommodate differences in applicable law, tax policy, or custom.

14.  Governing Law.

     This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Delaware to the extent that such laws, as applicable to the Plan, are not superseded by or inconsistent with Federal law.

15.  Effective Date.

     This Plan is effective as of July 15, 1995, the date of its adoption by the Company's Board of Directors and Shareholders.

                                   PROXY CARD

                             AUGMENT SYSTEMS, INC.

       SPECIAL MEETING IN LIEU OF THE 1998 ANNUAL MEETING OF STOCKHOLDERS


                                 JUNE 29, 1998


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned does hereby constitute and appoint Laurence Liebson and Duane Mayo, or either of them, the attorney(s) of the undersigned, with full power of substitution, with all the powers which the undersigned would possess if personally present, to vote all stock of Augment Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Company's Special Meeting in lieu of the 1998 Annual Meeting of Stockholders to be held at the offices of the Company, 2 Robbins Road, Westford, Massachusetts 01886 on June 29, 1998 at 10:00 A.M. local time and at any adjournment thereof, hereby acknowledging receipt of the Proxy Statement for such meeting and revoking all previous proxies.


   This Proxy, when properly executed, will be voted as directed. If no direction is made, this Proxy will be voted FOR the election as Director for the nominees named on the reverse side, FOR the appointment of BDO Seidman LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998, FOR the proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock, FOR the proposal to amend the Company's 1995 Stock Option Plan, FOR the proposal to approve the issuance of Common Stock representing more than 20% of the currently outstanding voting power of the Company FOR the proposal to amend the Restated Certificate of Incorporation of the Company to adopt a 1 for 3 reverse stock split of the Company's issued and outstanding Common Stock, and, in the case of other matters that legally come before the meeting, as said attorney(s) may deem advisable.

1.   Election of Directors
     [ ] FOR  all nominees listed below         [ ] WITHHOLD AUTHORITY  to vote for all
                                                    nominees listed below

1.
     [ ]*EXCEPTIONS
Nominees:                  Laurence S. Liebson        Duane A. Mayo              Fred L. Chanowski

Nominees:                   Jeffrey Leventhal

*(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
               THE "EXCEPTIONS" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME.)

2. Proposal to ratify the appointment of BDO Seidman LLP as independent public accountants.





  [ ] FOR              [ ] AGAINST               [ ] ABSTAIN



                  (Continued and to be signed on reverse side)

3. Proposal to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 30,000,000 to 50,000,000.


  [ ] FOR               [ ] AGAINST               [ ] ABSTAIN


4. Proposal to approve an amendment of the Company's 1995 Stock Option Plan to increase the number of shares reserved for issuance under the Plan to 4,800,000.

  [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

5. Proposal to approve, in compliance with the corporate governance requirements of NASDAQ, the issuance of up to 10,000,000 shares of Common Stock representing more than 20% of the outstanding voting power of the Company.

  [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

6. Proposal to amend the Restated Certificate of Incorporation of the Company to adopt a 1 for 3 reverse stock split of the Company's issued and outstanding Common Stock.

  [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

                                                Address Change Mark Here     [ ]
                                                Mark here if you plan to attend
                                                the meeting                  [ ]

                                                Please sign name exactly as name
                                                appears on ownership record.
                                                When signing in a fiduciary
                                                capacity, please give full
                                                title. Confiduciaries and joint
                                                owners should each sign.

                                                --------------------------------

                                                Signature

                                                --------------------------------
                                                Date

                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Date

 PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
         PLEASE MARK VOTES AS IN THIS EXAMPLE IN BLACK OR BLUE INK. [X]